UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) FEBRUARY 4, 2008

                     ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC
               (EXACT NAME OF COMPANY AS SPECIFIED IN ITS CHARTER)

 FLORIDA                                000-30932                13-4172059
 -------                                ---------                ----------
 (STATE OR OTHER JURISDICTION)    (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
 OF INCORPORATION)                                             IDENTIFICATION)


              335 CONNIE CRESCENT, CONCORD, ONTARIO, CANADA L4K 5R2

               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (905) 695-4142

                                       N/A

          (Former name or former address, if changed since last report)



|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.


(b) Effective February 4, 2008, the Company and Mr. Joey Schwartz entered into a consulting agreement (the "Consulting Agreement") whereby Mr. Schwartz will serve as a consultant to the Company on special projects and will provide advice on compliance, due diligence, regulatory and business matters. Effective with the Consulting Agreement, Mr. Schwartz will no longer serve as the Company's Chief Financial Officer. Mr. Schwartz will continue to serve as a member of the Company's Board of Directors.

(c) Effective February 4, 2008, the Company appointed Praveen Nair to serve as the Company's Chief Accounting Officer. Mr. Nair joined the Company in May 2005 and served in the position of Assistant to the Chief Financial Officer supporting the Company's Chief Financial Officer in day-to-day operations. In May 2006 he was promoted to Controller for the Company's wholly owned subsidiaries, ESW America Inc. and ESW Canada Inc. Prior to joining the Company, Mr. Nair was with e-Serve International Ltd, a Citigroup company from December 2000 through January 2005 where he served as a Deputy Manager in the Business Development and Migrations Unit and subsequently as Manager and Senior Manager where he was responsible for feasibility studies and regionalizing Operations from Countries in Europe, USA and Africa into regional processing centers in Mumbai and Chennai in India. Mr. Nair has a Bachelors Degree in Commerce with specialization in Accounting and a Masters Degree in Finance from Faculty of Management Studies, Collage of Materials Management, Jabal Pur, India.

         Effective February 4, 2008, the Company appointed Stefan Boekamp to serve as the Company's Vice President of Operations. Mr. Boekamp joined the Company in July 2005 as the Plant Manager of the Company's wholly owned subsidiary, ESW Canada Inc. Prior to joining the Company, Mr. Boekamp ran several machine building companies in Europe engaged in tooling and specialized equipment design and building between 1971 and 1983. From 1983 to 1992 he served as a General Manager and Vice President of Operations for Magna International. He was the President and CEO of Evermore Automation, an industrial magnet and automated equipment manufacturer between 1992 and 2005. Mr. Boekamp has a Masters Degree in Tool & Die Making, equivalent to a Professional Engineer Degree and an MBA in Business Administration from Handwerskammer Ostwetfalen-Lippe Zu Bielefeld, Bielefeld, Germany.


                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ENVIRONMENTAL SOLUTIONS WORLDWIDE INC.

Date: February 8, 2008
                                  By: /s/  David J. Johnson
                                      ----------------------------------------
                                           Chief Executive Officer and President